# ALR Technologies Announces Reincorporation Merger

SINGAPORE, May 20, 2022 (GLOBE NEWSWIRE) -- ALR Technologies Inc. ("ALRT USA") (OTCQB: ALRT), the diabetes management company, today announces that further to its release on June 1, 2021, ALRT USA has entered into an Agreement and Plan of Merger and Reorganization (the "Reincorporation Merger Agreement") with ALR Technologies SG Pte. Ltd., a Singapore company limited by shares ("ALRT Singapore"), and its wholly-owned subsidiary, ALRT Delaware, Inc., a Delaware corporation ("ALRT Delaware"), relating to a proposed merger transaction (the "Reincorporation Merger") for the purpose of changing the jurisdiction of incorporation of ALRT USA from Nevada to Singapore.

The Reincorporation Merger will consist of a one-for-one share exchange, where at closing of the transaction, ALRT Delaware will merge with and into ALRT USA, and ALRT USA will be the surviving entity and a wholly-owned subsidiary of ALRT Singapore. ALR Delaware will then cease to exist. At closing, the stockholders of ALRT USA will exchange their shares of common stock, and any options or warrants to purchase shares of common stock which they might hold, on a one-for-one basis, for ordinary shares ("ALRT Singapore Ordinary Shares") and options or warrants to subscribe for ALRT Singapore Ordinary Shares, as applicable. The shareholders of ALRT USA prior to the transaction will have the same number of shares and same proportionate ownership of ALRT Singapore as held in ALRT USA. The parties to the Reincorporation Merger expect that the ALRT Singapore Ordinary Shares will trade on the OTCQB subsequent to the close of the transaction.

The Reincorporation Merger Agreement has been approved by the board of directors of ALRT USA. The transaction has also been approved by the majority shareholders of ALRT USA, subject to dissemination to all shareholders of the Company, and a 20-day waiting period after dissemination, of an Information Statement explaining in detail the terms of the transaction to all shareholders of ALRT USA (the "Information Statement"). The Information Statement will also include a prospectus relating to the ALRT Singapore Ordinary Shares to be received by shareholders of ALRT USA (the "Prospectus"). The proposed forms of the Information Statement and Prospectus are included in a registration statement on Form F-4 to be filed by ALRT Singapore with the US Securities and Exchange Commission (the "SEC"), and completion of the transaction is subject to the effectiveness of the registration statement, and other customary closing conditions. To effect the Reincorporation Merger, the following related events have been approved by the Board of Directors and majority shareholders of ALRT USA:

- Solely for the purpose of facilitating the merger, and to meet requirements of Singapore Law, ALRT USA has transferred its ownership of its existing subsidiary, ALRT Singapore, to an entity controlled by Sidney Chan.
- ALRT Singapore has incorporated ALRT Delaware as a new subsidiary, also for the express purpose of facilitating the Reincorporation Merger.
- ALRT USA, ALRT Singapore, and ALRT Delaware have entered into the Reincorporation Merger Agreement.

"The Reincorporation Merger Agreement is necessary to complete our corporate migration to Singapore," said Sidney Chan, Chairman and CEO of ALR Technologies. "Singapore has established itself as a business epicenter and redomiciling ALRT to Singapore will better position the Company to achieve a stronger global presence. Over the last 7 years, the Company has increased its presence in Singapore

and Southeast Asia in response to their publicized commitments to battle the plague of diabetes. We are working with Diabetes Singapore and Singapore General Hospital with respect to human health initiatives. Furthermore, better access to businesses and skilled personnel in Singapore and neighboring countries are key drivers for the migration, and we believe we will be better positioned to receive government support as a Singapore domiciled enterprise."

To effect the Reincorporation Merger Agreement and to close the transaction, the parties to the transaction will require clearance from the SEC, regulatory approvals from FINRA, the OTC Markets Group, ACRA (Singapore), Secretary of State of Nevada, and Secretary of State of Delaware. Upon effectiveness of the registration statement from the SEC, ALRT USA intends to disseminate the final form of Information Statement and Prospectus to all of its shareholders, and to close the Reincorporation Merger after completing the required 20 day waiting period after dissemination.

As previously announced, ALRT USA and ALRT Singapore continue to evaluate listing possibilities on additional or alternative share trading exchanges, including the NYSE American Exchange, and intends to apply for listing when and if qualified.

**About ALR Technologies Inc.**
ALRT USA is a data management company that developed the ALRT Diabetes Solution, a comprehensive approach to diabetes care that includes an FDA-cleared and HIPAA compliant diabetes management system that collects data directly from blood glucose meters and continuous glucose monitoring devices, and a patent pending Predictive A1C algorithm to track treatment success between lab reports and an FDA-cleared Insulin Dosing Adjustment program. ALRT also offers an algorithm to provide prescribers support for timely non-insulin medication advancements. The overall goal is to optimize diabetes drug therapies to drive improved patient outcomes. The program tracks performance of all clinical activities to ensure best practices are followed. The ALRT Diabetes Solution gives healthcare providers a platform for remote diabetes care, helping to minimize patient exposure to potential infections in clinical settings. Currently, the Company is focused on diabetes and intends to expand its services to cover other chronic diseases anchored on verifiable data.

In addition, the animal health division of ALRT USA has identified an unmet need in diabetes care and has developed GluCurve; a solution to assist Veterinarian Doctors to determine the efficacy of insulin and to help to identify the appropriate dose and frequency of administration of insulin for companion animals, thereby delivering the same optimization of diabetic drug therapies to pets as to humans.

On June 1, 2021, ALRT USA announced its intention to migrate to Singapore. More information about the company can be found at www.alrt.com. Information regarding ALR Technologies SG Pte. Ltd. can be found at https://sg.alrt.com.

**Contact**

Ken Robulak (US)
Phone: +1 (727) 736-3838

Anthony Ngai (Singapore)
Phone: +65 3129 2924

Email: ir@alrt.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION:

This news release includes certain “forward-looking statements” as defined under applicable securities legislation. All information and statements contained herein that are not clearly historical in nature constitute forward-looking statements and information, and the words “anticipate”, “estimate”, “believe”, “continue”, “could”, “expect”, “intend”, “plan”, "postulates", "predict", “will”, “may” or similar expressions suggesting future conditions or events, or the negative of these terms, are generally intended to identify forward-looking information. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable, are subject to known and unknown risks, uncertainties, and other factors which may cause the actual results and future events to differ materially from those expressed or implied by such forward-looking statements. Such risks include all risks and uncertainties expressed in the cautionary statements and risk factors in the annual report on Form 10-K and other filings of ALRT USA with the SEC. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The forward-looking statements included in this news release are made as of the date hereof. ALRT USA disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.